EXHIBIT 99.1

Contact: Andre Scholz
Phone: 1-212-239-8210                                                 FOR IMMEDIATE RELEASE
E-mail: ascholz@kiwiboxinc.com

KIWIBOX.COM AND KWICK.DE ARE RELEASING APP UPDATES FOR THE ITUNES AND ANDROID MARKET

(January 5, 2012) New York, NY – Kiwibox.com [ OTC: KIWB ]  proudly announces the release of its most recent Iphone and Android cell phone APPs update available to both its  Kiwibox.com and Kwick.de social network members. In addition to the inclusion of high quality photos, interactivity now allows our users to blog, view and link updates to comments in the newsfeed in real time, and search for new friends at the touch of their screens. Updating to this version will allow our users to be more easily discovered by friends and to be more interactive within the Kiwibox.com and Kwick.de global communities. Kiwibox’s continual reinvestment in its mobile platform expands the social network’s presence in the consciousness and devices of our mobile users, while pursuing the mission of expanding its network through real life activity.

With more than 50.000 downloads by users within a few days of its release, Kiwibox is pleased that the mobile target group market has so readily incorporated these APPs for their daily communications.

Kiwibox previously announced the success of its mobile kwick APP which was voted the top social network APP for the android operating system, with an approximate market share of more than 50%. With both APP updates, Kiwibox and Kwick now cover nearly 70% of the worldwide cell phone market.

About Kiwibox.com: Company History

Kiwibox.com was founded in 1999 to give teenagers a voice on the internet and was a leader in the teen oriented world for several years. In August 2007, Kiwibox was bought by Magnitude Information Systems, Inc., an SEC reporting company. In 2008, Kiwibox launched its new 2.0 version and in October 2009, it launched its 3.0 version, expanding its market audience to include young adults. These social network technology developments enhanced the Kiwibox platform, enabling its users and members to enjoy one of the most advanced technology networks available to social communities in the marketplace. As of December 31, 2009, Kiwibox Media Inc. merged with Magnitude Information Systems, changing uits name to Kiwibox.com, Inc., the New York-based social network. In the beginning of 2011 Kiwibox acquired pixunity.de a photoblog community and launched   its US-Version in the Summer of 2011. Since its acquisition in September, 2011, Kwick! – a top 10 social network community based in Germany, is now part of the Kiwibox.com group.
Kiwibox.com, Inc. www.kiwibox.com info@kiwibox.com 330 West 38th Street Suite 1602 10018 New York New York, USA phone: (212) 239-8210 fax: (212) 239-8422

Safe Harbor Statement

The information contained herein includes forward-looking statements. These statements relate to future events or to our future anticipated financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology. Such statements typically involve risks and uncertainties and may include financial projections or information regarding the progress of new product development and market conditions. Actual results could differ materially from the expectations reflected in such forward-looking statements as a result of a variety of factors. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We do not intend to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act. In addition, please refer to the Risk Factor section of our 2010 Form 10-K filed with the Securities and Exchange Commission on April 15, 2011, and detailed in other reports filed with the Securities and Exchange Commission from time to time.
Board of Directors: André Scholz (CEO) Craig Cody (CFO) We are a social network - more than a community